UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2016

BANC OF CALIFORNIA, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-35522	04-3639825
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18500 Von Karman Avenue, Suite 1100, Irvine, California	92612
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 361-2262

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On August 4, 2016, the Company filed a Prospectus Supplement (as defined below) with the U.S. Securities and Exchange Commission (the “SEC”), pursuant to which the Company expects to offer shares of its voting common stock, par value $0.01 per share (the “common stock”), from time to time for aggregate proceeds of up to $500,000,000 (the “Offering”).

In connection with the Offering, the Company entered into a Sales Agency Agreement (the “Sales Agency Agreement”), dated as of August 4, 2016, with Sandler O’Neill & Partners, L.P. (the “Sales Agent”), pursuant to which the Company may issue and sell from time to time, through the Sales Agent, shares of common stock in the Offering.

Sales of shares of common stock pursuant to the Sales Agency Agreement, if any, will be made directly on the New York Stock Exchange, in negotiated transactions through a market maker other than on an exchange, or in other transactions that are deemed to be “at-the-market offerings” as defined in Rule 415 under the Securities Act of 1933, as amended. Any such sales will be made at market prices prevailing at the time of the relevant sale, at prices related to prevailing market prices, or at negotiated prices agreed to with the Sales Agent. The Company may also sell shares of common stock to the Sales Agent, as principal for its own account, at prices agreed upon at the time of sale. If the Company sells shares of its common stock to the Sales Agent as principal or other than in accordance with the Sales Agency Agreement, the Company will enter into a separate agreement with the Sales Agent, and the Company will describe such separate agreement in a separate prospectus supplement or pricing supplement.

Shares of common stock sold pursuant to the Sales Agency Agreement will be issued pursuant to a prospectus supplement dated August 4, 2016 (the “Prospectus Supplement”) to the accompanying prospectus filed with the SEC on August 4, 2016 (the “Prospectus”) as part of the Company’s Registration Statement on Form S-3 (File No. 333-212886) (the “Registration Statement”). Prospective investors should read the Registration Statement, including the Prospectus Supplement and the Prospectus, and all documents incorporated by reference therein. The foregoing description of the Sales Agency Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the full text of the Sales Agency Agreement, which is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Exhibits 5.1, 23.1 and 99.2 to this Current Report on Form 8-K are filed herewith in connection with the Registration Statement and are incorporated therein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The exhibits listed on the Exhibit Index accompanying this Current Report on Form 8-K are filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANC OF CALIFORNIA, INC.

Date: August 4, 2016	By:	/s/ John C. Grosvenor
	Name:	John C. Grosvenor
	Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

5.1	Opinion of Silver, Freedman, Taff & Tiernan LLP regarding validity of the securities to be issued

23.1	Consent of Silver, Freedman, Taff & Tiernan LLP (included in Exhibit 5.1)

99.1	Sales Agency Agreement, dated August 4, 2016, between Banc of California, Inc. and Sandler O’Neill & Partners, L.P.

99.2	Information relating to Item 14 — Other Expenses of Issuance and Distribution, relating to the Registration Statement